UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020 (May 5, 2020)

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Bilby Road, Suite 15, Building 2, Hackettstown, NJ	07840
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (941) 953-9035

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On May 5, 2020, Vislink Technologies, Inc. (the “Company”) filed a shelf registration statement on Form S-3 with the U.S. Securities and Exchange Commission (the “SEC”) (the “Registration Statement”), pursuant to which the Company may offer and sell, at its option, securities having an aggregate offering price of up to $100,000,000. On May 5, 2020, the Company entered into a sales agreement with A.G.P./Alliance Global Partners (“A.G.P.”), pursuant to which the Company may offer and sell shares of its common stock, par value $0.00001 per share (the “Common Stock”), having an aggregate offering price of up to $9,800,000 (the “Shares”), to or through A.G.P., as sales agent (the “Sales Agreement”), from time to time, in an “at the market offering” (as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended) of the Shares (the “ATM Offering”). The Company is limited to such dollar amount of sales in the ATM Offering due to the offering limitations currently applicable to the Company under General Instruction I.B.6. of Form S-3 and the Company’s public float as of the applicable date of such sales, as well as the number of authorized and unissued shares available for issuance, both in accordance with the terms of the Sales Agreement. On May 5, 2020, the Company filed the Registration Statement with the SEC, which includes a base prospectus (the “Base Prospectus”) and a sales agreement prospectus relating to the ATM Offering, specifically relating to the sale of the Shares under the Sales Agreement (collectively with the Base Prospectus, the “Prospectus”) both of which form part of the Registration Statement. No Shares may be sold under the Prospectus until the Registration Statement has been declared effective by the SEC.

Shares may be sold through the Prospectus by any method deemed to be an “at the market offering.” Under the Sales Agreement, A.G.P. will also be able to sell shares of Common Stock by any other method permitted by law, including in negotiated transactions with the Company’s prior written consent. Upon delivery of a placement notice and subject to the terms and conditions of the Sales Agreement, A.G.P. is required to use its commercially reasonable efforts consistent with its normal trading and sales practices, applicable state and federal law, rules and regulations, and the rules of The Nasdaq Capital Market to sell the Shares from time to time based upon the Company’s instructions, including any price, time or size limits specified by the Company. A.G.P. is not under any obligation to purchase any of the Shares on a principal basis pursuant to the Sales Agreement, except as otherwise agreed by A.G.P. and the Company in writing and expressly set forth in a placement notice. A.G.P.’s obligations to sell the Shares under the Sales Agreement are subject to satisfaction of certain conditions, including customary closing conditions. The Company is not obligated to make any sales of Shares under the Sales Agreement and any determination by the Company to do so will be dependent, among other things, on market conditions and the Company’s capital raising needs.

The Company will pay A.G.P. commissions for its services in acting as its sales agent in the sale of the Shares pursuant to the Sales Agreement. A.G.P. is entitled to compensation at a fixed commission rate of 3.0% of the aggregate gross proceeds from the sale of the Shares on the Company’s behalf pursuant to the Sales Agreement. The Sales Agreement contains representations, warranties and covenants that are customary for transactions of this type. In addition, the Company has provided A.G.P. with customary indemnification and contribution rights. The Company has also agreed to reimburse A.G.P. for certain specified expenses, including the expenses of counsel to A.G.P. The offering of the Shares pursuant to the Sales Agreement will terminate upon the termination of the Sales Agreement by A.G.P. or the Company, as permitted therein.

The foregoing description of the Sales Agreement is qualified in its entirety by reference to the full text of the Sales Agreement, which is attached as an exhibit to the Registration Statement as Exhibit 1.1 and is incorporated herein in its entirety by reference.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any shares under the Sales Agreement, nor shall there be any sale of such shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “opportunity” and “should,” among others. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. The Company does not undertake an obligation to update or revise any forward-looking statements. Investors in the ATM Offering should read the risk factors set forth in the Prospectus for additional information relating to the risks of investing in the Company and, specifically, the ATM Offering.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibit No.	Description

	1.01	Sales Agreement, dated May 5, 2020, by and between Vislink Technologies, Inc. and A.G.P./Alliance Global Partners (incorporated by reference to Exhibit 1.1 of the Company’s Registration Statement on Form S-3 filed with the SEC on May 5, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2020	VISLINK TECHNOLOGIES, INC.

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer